Exhibit 10.1.4

FOURTH AMENDMENT

TO

LEASE AGREEMENT

AND

REAFFIRMATION OF GUARANTY

By and Among

The Indiana Port Commission,

Aventine Renewable Energy-Mt Vernon, LLC

And

Aventine Renewable Energy Holdings, Inc.

FOURTH AMENDMENT TO LEASE AGREEMENT
AND REAFFIRMATION OF GUARANTY

THIS FOURTH AMENDMENT TO LEASE AGREEMENT AND REAFFIRMATION OF GUARANTY ("Fourth Amendment") is made and entered into this 19th  day of June, 2008 by and among the INDIANA PORT COMMISSION, a body corporate and politic existing under the laws of the State of Indiana (the "Commission"), AVENTINE RENEWABLE ENERGY-MT VERNON, LLC a Delaware Limited Liability Company ("Lessee", and together the "Parties") and AVENTINE RENEWABLE ENERGY HOLDINGS, INC. ("Guarantor").

RECITALS:

A.           The Commission is charged with the management and operation of the Ports of Indiana, including the Port of Indiana-Mount Vernon, in Posey County, Indiana (the "Port").

B.           The Parties entered into a certain Lease Agreement dated October 31, 2006, which was executed by the Office of the Attorney General and the Office of the Governor on January 19, 2007 and January 24, 2007 respectively (the “Original Lease”), which Original Lease was amended by (i) a certain First Amendment to Lease Agreement and Reaffirmation of Guaranty dated June 14, 2007 among the Parties and Guarantor, (ii) a certain Second Amendment to Lease Agreement and Reaffirmation of Guaranty dated October 18, 2007 among the Parties and Guarantor, and (iii) a certain Third Amendment to Lease Agreement and Reaffirmation of Guaranty dated December 20, 2007 among the Parties and Guarantor (said Original Lease as so amended is herein referred to as the "Lease"), whereby the Commission leased to Lessee and Lessee leased from the Commission that certain real estate described in the Lease, located at the Port of Indiana-Mount Vernon, a port managed and operated by the Commission in Posey County, Indiana.

C.           The Parties have agreed to amend the Lease to remove from the Leased Premises the relocated Southwind Port Road (depicted on Exhibit A-2 hereto), to add to the Leased Premises the former Southwind Port Road (Parcel # 2A depicted on Exhibit A-2 hereto) and to make other changes in the legal descriptions of the Leased Premises.

D.           Guarantor is joining in the execution of this Fourth Amendment solely for purposes of consenting to all provisions of this Fourth Amendment and ratifying, confirming and reaffirming its obligations under that certain Lease Guaranty dated as of October 31, 2006 (the "Lease Guaranty").

E.           Lessee, the Commission and Guarantor have each had substantial participation in the preparation of this Fourth Amendment which shall become effective upon execution by the Parties.

F.           At a properly convened public meeting, the Commission has duly approved the execution and delivery of this Fourth Amendment by its duly authorized officers.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual undertakings hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Commission, Lessee and Guarantor (solely for purposes of its agreement to the provisions of Paragraph 6 below) hereby agree as follows:

1.           Lines 1 through and including 15 of Section 1.01 of the Lease are hereby deleted in their entirety and replaced by the following:

Section 1.01.  THE DEMISE.  The Commission does hereby demise and lease to Lessee, and Lessee does hereby lease from the Commission, that certain real estate consisting of approximately 118 acres, more or less, located at the Port of Indiana – Mount Vernon, a port managed and operated by the Commission in Posey County, Indiana; said real estate being more particularly described as Parcel # 1, Parcel # 2, Parcel # 2A, Parcel # 3, Parcel # 3A, Parcel # 4, Parcel # 4A, easement Parcel # 5 and easement Parcel # 6 on Exhibit A attached hereto and incorporated herein by this reference and depicted on Exhibit A-1 attached hereto and incorporated herein by this reference (the “Real Estate”;  the buildings, structures fixtures and other improvements now or hereafter located on the Real Estate being herein referred to as the “Improvements”; and the Real Estate and Improvements being herein referred to as the “Leased Premises”).  The Real Estate is located within the Port more particularly described on Exhibit A-2 attached hereto and incorporated herein by this reference.  The demise further grants to Lessee:

The remainder of Section 1.01, commencing with clause (i), is not amended.

2.           Exhibit A to the Lease is hereby deleted in its entirety and replaced by Exhibit A – DESCRIPTION OF LEASED REAL ESTATE attached to this Fourth Amendment and incorporated herein by this reference.

3.           The caption of “Exhibit A-1” to the Lease is hereby amended to be “Exhibit A-2 – DESCRIPTION OF PORT REAL ESTATE.

4.           Exhibit A-1 – PLAT OF LEASED REAL ESTATE to this Fourth Amendment is hereby added to the Lease, immediately following Exhibit A and preceding Exhibit A-2.

5.           The following paragraph is hereby added to the end of Section 1.01 of the Lease:

Reference is hereby made to a certain ALTA/ACSM Land Title Survey of the Real Estate prepared by Morley and Associates, Inc. as Job No. 7313 dated 2/8/2007 and last revised 6/13/2008 (the “Survey”), which is the Survey delivered by Lessee to the Commission pursuant to Section 1.01 of the Original Lease, as so last revised.  Within a reasonable period of time after the completion of the Project, and at such other times prior to such completion as determined by Lessee or reasonably requested by the Commission, Lessee shall provide to the Commission at Lessee’s sole expense further revisions of the Survey to show the as-built conditions and such other matters relating to the Real Estate as determined by Lessee or reasonably requested by the Commission.  Promptly after the receipt of any such revisions, the Parties shall enter into amendments to the Lease and the Memorandum in form and substance reasonably satisfactory to each of them setting forth any changes to the metes and bounds descriptions of the Real Estate, any details of any of the easements referred to in clauses (i) through (iv) of Section 1.01 of the Lease and/or any other matter relating to the Real Estate, any such items or any such revisions of the Survey reasonably requested by either of them, including the satisfaction of the following notes appearing on the Survey:

(a)
Note to east portion of Parcel #1 concerning additional railroad tracks to be installed by the Commission to serve Consolidated Grain and Barge, to the effect that: “Additional railroad tracks to be installed by the Indiana Port Commission, land to be surrendered back to the Commission and deleted from the Leased Premises by an amendment to the Lease between the Commission and Aventine Renewable Energy – Mt Vernon, LLC.”

(b)
Note to east line of former Southwind Port Road (Parcel # 2A) to the effect that:  "Underground Water Line (unrecorded) shown on Indiana Port Commission Master Easement Drawing, to be surrendered north of the water valve by Agreement to be agreed among the Commission, the City of Mt Vernon and any other applicable parties."

(c)
Note to the area on the Commission’s land south of Parcel # 1 between the railroad tracks and the underground water line to the effect that:  "Drainage Easement in location to be determined to be granted by

Agreement between the Indiana Port Commission, Grantor, and Aventine Renewable Energy – Mt Vernon, LLC, as Grantee."

(d)
Note to the areas between the relocated Southwind Port Road and the railroad tracks and Parcels # 2 and # 3:  "Drainage Easement in location to be determined between relocated Southwind Port Road and railroad tracks and Parcels # 2 and # 3, to be provided in an Agreement between Aventine Renewable Energy – Mt Vernon, LLC, Grantor, and the Indiana Port Commission, as Grantee."

(e)
Note to variable width utility easement to the west of former Southwind Port Road (Parcel # 2A) to the effect that:  "Variable Width Utility Easement (Unrecorded) shown on Indiana Port Commission Master Easement Drawing, to be surrendered by Agreement to be agreed among the Indiana Port Commission, the City of Mt Vernon and any other applicable parties."

The Parties agree to cooperate in good faith to cause the agreements referred to in said notes to be executed and delivered and the actions referred to in said notes to be taken.

6.           Guarantor hereby consents to the amendments to the Lease made by this Fourth Amendment and agrees that such amendments shall not affect, impair, discharge, relieve or release Guarantor of its obligations under the terms of the Lease Guaranty, and that such Lease Guaranty shall be deemed to reference the Lease as amended hereby. Guarantor hereby ratifies, confirms and reaffirms in all respects, the Lease Guaranty, and agrees that said Lease Guaranty shall continue in full force and effect.

7.           The Commission and Lessee agree that the above and foregoing Recitals are true, correct and complete and are hereby incorporated and made a part of this Fourth Amendment as if completely and fully set forth herein. Capitalized terms used in this Fourth Amendment without definition shall have the meanings set forth in the Lease as previously amended, except that any internal references in the Lease to the word "Lease" shall mean the Lease, as previously and hereby amended, wherever therein the context so requires in order to give meaning to this Fourth Amendment.

8.           Lessee and the Commission hereby affirm, reaffirm and confirm that as of the date hereof the Lease is in full force and effect, that the Lease has not been modified or amended (except as provided in this Amendment) and that all of the Commission's and Lessee's obligations accrued to date have been performed. Lessee and Commission hereby agree that there are, as of the date hereof, regardless of the giving of notice or the passage of time, or both, no defaults or breaches on the part of the Commission or Lessee under the Lease, as amended by this Fourth Amendment. Each of Lessee and the Commission hereby ratify the provisions of the Lease on behalf of themselves and their respective successors and assigns and agree to attorn and be bound to each other and their respective successors and assigns as to all of the terms, covenants and conditions of the Lease, as amended hereby. This Fourth Amendment shall be incorporated into and made a part of the Lease and all provisions thereof not expressly modified or amended hereby shall remain in full force and effect. Nothing contained in this Fourth Amendment (except, as applicable, for the specific amendments to the Lease set forth in this Fourth Amendment) shall release or relieve Lessee or Commission from their respective obligations or liabilities under the Lease accruing prior to the date hereof.

9.           Except as expressly amended and modified by this Fourth Amendment, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. This Fourth Amendment, together with the Lease, is the complete understanding between the parties and supersedes all other prior agreements and representations concerning its subject matter. To the extent of any inconsistency between the Lease and this Fourth Amendment, the terms of this Fourth Amendment shall control.

10.           Immediately following the signature page of this Fourth Amendment is the Addendum of State required contract provisions previously executed by the Parties. The Parties reaffirm the covenants and affirmations contained in said Addendum and incorporate the same into this Fourth Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day, and month and year first above-written.

ATTEST:		INDIANA PORT COMMISSION

By:	/s/ Jay K. Potesta	By:	/s/ Ken Kaczmarek
	Secretary-Treasurer		Chairman

Approved as to form and legality This 24th day of June, 2008.	APPROVED DATE: July 10, 2008

/s/ Susan W. Gard	/s/ Mitchell E. Daniels, Jr.
For Steve Carter Attorney General of Indiana	The Honorable Mitchell Daniels Governor of Indiana

ATTEST:	Aventine Renewable Energy - Mt Vernon, LLC

/s/ Lynn K. Landman	/s/ Ronald H. Miller
(Signature)	(Signature)

Lynn K. Landman, VP & General Counsel	Ronald H. Miller, President & CEO
(Printed name and title)	(Printed name and title)

ATTEST:	Aventine Renewable Energy Holdings, Inc.

/s/ Lynn K. Landman	/s/ Ronald H. Miller
(Signature)	(Signature)

Lynn K. Landman, VP & General Counsel	Ronald H. Miller, President & CEO
(Printed name and title)	(Printed name and title)

This instrument was prepared jointly by David W. Haniford, General Counsel Indiana Port POI (Atty#7438-79)
150 W. Market St., Ste 100, Indianapolis, IN 46204 (317) 232-9204 and Joseph J. Sperber, Attorney at Law, Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY  10017 (212) 450-4375

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law. David W. Haniford, Attorney at Law

ADDENDUM OF

STATE REQUIRED CONTRACT PROVISIONS

EXHIBIT E

(IPC3.21.06)

ADDENDUM

This Addendum is entered into by and between the Ports of Indiana (the "State") and Aventine Renewable Energy-Mt Vernon, LLC (the "Contractor"), and collectively known as the "Parties".  The purpose of this Addendum is to modify, delete, or amend certain terms and conditions set forth in the attached Fifth Amendment ("Agreement").  This Addendum and the Agreement are incorporated into each other and, when read together, shall constitute one integrated document.  Any inconsistency, conflict, or ambiguity between this Addendum and the Agreement shall be resolved by giving precedence and effect to this Addendum.

1.           Authority to Bind Contractor

The signatory for the Contractor represents that he/she has been duly authorized to execute this Contract on behalf of the Contractor and has obtained all necessary or applicable approvals to make this Contract fully binding upon the Contractor when his/her signature is affixed, and certifies that this Contract is not subject to further acceptance by Contractor when accepted by the State of Indiana.

2.           Compliance with Laws.

A.
The Contractor shall comply with all applicable federal, state and local laws, rules, regulations and ordinances, and all provisions required thereby to be included herein are hereby incorporated by reference.  The enactment of any state or federal statute or the promulgation of nays or regulations thereunder after execution of this Contract shall be reviewed by the State and the Contractor to determine whether the provisions of this Contract require found modification.

B.
The Contractor and its agents shall abide by all ethical requirements that apply to persons who have a business relationship with the State, as set forth in Indiana Code § 4-2-6 at seq., the regulations promulgated thereunder, and Executive Order 04-08, dated April 27, 2004.  If the tractor is not familiar with these ethical requirements, the contractor should refer any questions to the Indiana State Ethics Commission, or visit the Indiana State Ethics Commission website at http://www.in.gov/ethics/.  If the Contractor or its agents violate any applicable ethical standards, the State may, in its sole discretion, terminate this Contract subject to the notice and cure provisions of Sections 11.01(i) and 7.02 of the Agreement.  In addition, the Contractor may be subject to penalties under Indiana Code § 4-2-6-12.

C.
The Contractor certifies by entering into this Contract, that neither it nor its principal(s) is presently in arrears in payment of its taxes; penult fees or other statutory, regulatory or judicially required payments to the State of Indiana.  Further, the Contractor agrees that any payments in arrears and currently due to the State of Indiana may be withheld from payments due to the Contractor.  Additionally, further work or payments may be withheld, delayed, or denied and/or this Contract suspended until the Contractor is current in its payments and has submitted proof of such payment to the State.

D.
The Contractor warrants that it has no current or pending or outstanding criminal, civil, or enforcement actions initiated by the State of Indiana pending, and agrees that it will immediately notify the State of any such actions.  During the term of such actions, Contractor agrees that the State may delay, withhold, or deny work under any Supplement or contractual device issued pursuant to this Contract and any supplements or amendments.

E.
If a valid dispute exists as to the Contractor's liability or guilt in any action initiated by the State of Indiana or its agencies, and the State decides to delay, withhold, or deny work to the Contractor, the Contractor may request that it be allowed to continue, or receive work, without delay.  The Contractor must submit, in writing, a request for review to the Indiana Department of Administration (IDOA) following the procedures for disputes outlined herein, A determination by IDOA shall be binding on the parties.

F.	Any payments that the State may delay, withhold, deny, or apply under this section shall not be subject to penalty or interest under IC 5-17-5.

G.
The Contractor warrants that the Contractor and its subcontractors' if any, shall obtain and maintain all required permits, licenses, and approvals, as well as comply with all health, safety, and environmental statutes, rules, or regulations in the performance of work activities for the State.  Failure to do so may be deemed is a material breach of this Contract and grounds for Immediate termination of the Agreement and denial of further work with the Stet; subject to the notice and cars provisions of Sections 11.01(1) and 7.02 of the Agreement.

H.	The Contractor hereby affirms that it is properly registered and owes no outstanding reports with the Indiana Secretary of State.

I.	As required by IC 5-22-3-7:

(1)
the Contractor and any principals of the Contractor certify that (A) the Contractor, except for de minimis and nonsystematic violations, has not violated the terms of (i) IC 24-4.7 [Telephone Solicitation Of Consumers), (ii) IC 24-5-12 [Telephone Solicitations), or (iii) IC 24-5-14 [Regulation of Automatic Dialing Machines) in the previous three hundred sixty-five (365) days, even if IC 244.7 is preempted by federal law; and (B) the Contractor will not violate the terms of IC 24-4.7 for the duration of the Contract, even if IC 24-4.7 is preempted by federal law.

(2)
The Contractor and any principals of the Contractor certify that an affiliate or principal of the Contractor and any agent acting on behalf of the Contractor or on behalf of an affiliate 'or principal of the Contractor: (A) except for de minimis and nonsystematic violations, has not violated the terms of IC 24-4.7 in the previous three hundred sixty-five (365) days, even if IC 24-4.7 is preempted by federal law; and (B) will not violate the terms of IC 24-4.7 for the duration of the Contract, even if IC 24-4.7 is preempted by federal law.

3.           Conflict of interest.

A.	As used in this section:

"Immediate family" means the spouse and the unemancipated children of an individual.

"Interested party" means:

1.	The individual executing this Contract;

2.	An individual who has an interest of three percent (3%) or more of Contractor, if Contractor is not an individual; or

3.	Any member of the immediate family of an individual specified under subdivision 1 or 2.

"Department" means the Indiana Department of Administration.

"Commission" means the State Ethics Commission.

B.	The Department may cancel this Contract without recourse by Contractor if any interested party is an employee of the State of Indiana.

C.
The Department will not exercise its right of cancellation under section B, above, if the Contractor gives the Department an opinion by the Commission indicating that the existence of this Contract and the employment by the State of Indiana of the interested party does not violate any statute or rule relating to ethical conduct of State employees.  The Department may take action, including cancellation of this Contract, consistent with an opinion of the Commission obtained under this section.

D.
Contractor has an affirmative obligation under this Contract to disclose to the Department when an interested party is or becomes an employee of the State of Indiana.  The obligation under this section extends only to those facts that Contractor knows or reasonably could know.

4.           Drug-Free Workplace-Certification.

The Contractor hereby covenants and agrees to make a good faith effort to provide and maintain a drug-free workplace.  The Contractor will give written notice to the State within ten (10) days after receiving actual notice that the Contractor or an employee of the Contractor in the State of Indiana has been convicted of a criminal drug violation occurring in the Contractor's workplace.  False certification or violation of this certification may result in sanctions including suspension of contract payments, termination of this Contract and/or debarment of contracting opportunities with the State for up to three (3) years, subject to the notice and cure provisions of Sections 11.01(i) and 7.02 of the Agreement.

In addition to the provisions of the above paragraphs, if the total contract amount set forth in this Contract is in excess of $25,000.00, Contractor hereby further agrees that this contract is expressly subject to the terms, conditions, and representations of the following certification:

This certification is required by Executive Order No. 90-5, April 12, 1990, issued by the Governor of Indiana.  Pursuant to its delegated authority, the Indiana Department of Administration is requiring the inclusion of this certification in all contracts and grants from the State of Indiana in excess of $25,000.00.  No award of a contract shall be made, and no contract, purchase order or agreement, the total amount of which exceeds $25,000.00, shall be valid, unless and until this certification has been fully executed by the Contractor and made a part of the contract or agreement as part of the contract documents.

The Contractor certifies and agrees that it will provide a drug-free workplace by:

A.
Publishing and providing to all of its employees a statement notifying them that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace, and specifying the actions that will be taken against employees for violations of such prohibition;

B.
Establishing a drug-free awareness program to inform it's employees of (I) the dangers of drug abuse in the workplace; (2) the Contractor's policy of maintaining a drug-free workplace; (3) any available drug counseling, rehabilitation, and employee assistance programs; and (4) the penalties that may be imposed upon an employee for drug abuse violations occurring in the workplace;

C.
Notifying all employees in the statement required by subparagraph (A) above that as a condition of continued employment, the employee will (I) abide by the terms of the statement; and (2) notify the Contractor of any criminal drug sienna conviction for a violation occurring in the workplace no later than five (5) days after such conviction;

D.	Notifying in writing the State within ten (10) days after receiving notice from an employee wider subdivision (C)(2) above, or otherwise receiving actual notice of such conviction;

E.
Within thirty (30) days after receiving notice under subdivision (C)(2) above of a conviction, imposing the following sanctions or remedial measures on any employee who is convicted of drug abuse violations occurring in the workplace: (1) taking appropriate personnel action against the employees, up to and including termination; or (2) requiring such employee to satisfactorily participate in a drug abuse assistance or rehabilitation program approved for such purposes by a federal, state or local health, law enforcement, or other appropriate agency; and

F.	Making a good faith effort to maintain a drug-free workplace through the implementation of subparagraphs (A) through (B) above.

5.           Nondiscrimination

Pursuant to IC 22-9-1-10 and the Civil Rights Act of 1964, the Contractor and its subcontractors shall not discriminate against any employee or applicant for employment in the performance of this Contract.  The Contractor shall not discriminate with respect to the hire, tenure, terms, conditions or privileges of employment or any matter directly or indirectly related to employment, because of race, color, religion, sex, disability, national origin or ancestry.  Breach of this covenant may be regarded as a material breach of this Contract The Contractor's execution of this Contract also signifies compliance with applicable federal taws, regulations, and executive orders prohibiting discrimination in the provision of services based on race, color, national origin, age, sex, disability or status as a veteran.  The provisions of this Section 5 are subject to the notice and cure provisions of Sections 11.01(1) and 7.02 of the Agreement.

NON-COLLUSION AND ACCEPTANCE

The undersigned attests, 'subject to the penalties for perjury, that he/she is the Contractor, or that he/she is the properly authorized representative, agent, member or officer of the Contractor, that he/she has not, nor has any other member, employee, representative, agent or officer of the Contractor, directly or indirectly, to the best of his/her knowledge, entered into or offered to enter into any combination, collusion or agreement to receive or pay, and that he/she has not received or paid, any sum of money or other consideration for the execution of this Contract other than that which appears upon the face of this Contract.

[The balance of this page is intentionally left blank]

In Witness Whereof, the Parties have, through duly authorized representatives, entered into this Lease.  The Parties having read and understand the foregoing terms of the contract do by their respective signatures dated below hereby agree to the terms thereof.

Indiana Ports Commission:		Aventine Renewable Energy – Mt Vernon, LLC

Signature	/s/ Steven Stemler	Signature	/s/ John R. Gray
Printed Name:	Steven Stemler	Printed Name:	John R. Gray
Title:	Designated Commissioner	Title:	VP Logistics & Development
Date:	10/30/06	Date:	10/31/06
Attest:	/s/ Jay K. Potesta
Printed Name:	Jay K. Potesta
Title:	Secretary Treasurer

Office of the Attorney General		Office of the Governor

/s/ Jason Thompson/Susan W. Gard for		/s/ Mitchell E. Daniels, Jr.
Steve Carter, Attorney General		Mitchell E. Daniels, Jr., Governor
Date:	1/19/07	1/24/07

EXHIBIT A

DESCRIPTION OF LEASED REAL ESTATE

EXHIBIT A

Revised Survey Description

Indiana Port Commission (Port) to Aventine Renewable Energy-Mt Vernon, LLC (Aventine)

Parcel # 1 (Leasehold-existing description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West in Black Township, Posey County, Indiana; also and all of Lots 6, 7, 8, 9, 10, 11, 12, and 13, part of Ohio Street, Oak Street and part of an alley all being part of Edson's Subdivision of Lot 48 in Kimball's Addition, as per plat thereof recorded in Deed Record 42, Page 8 all of which is in part of the Southeast Quarter of the Northwest Quarter of Section 9, Township 7 South, Range 13 West, in the City of Mt Vernon, Posey County, Indiana, all being more particularly described as follows:

Commencing at the Southwest Corner of the Northeast Quarter of said Section 9, thence along the south line of said Quarter, North 89 degrees 48 minutes 03 seconds East 137.70 feet to the east line of Edson Street; thence along the said east line, North 16 degrees 59 minutes 52 seconds West 255.92 feet to the Point of Beginning; thence continuing along said east line of Edson Street, North 16 degrees 59 minutes 52 seconds West 805.98 feet to a point on the south line of an alley found on the north line of Lots 11, 12, and lot 13 in said Edson's Subdivision of Lot 48 in Kimball's addition to the Town of Mt Vernon; thence along said south line of the alley, North 72 degrees 55 minutes 00 seconds East 221.45 feet to the west line of the Northeast Quarter of said section 9; thence along said west line, North 02 degrees 03 minutes 47 seconds East 1254.05 feet to the south limited access right of way line of State Road 62 (Project No. F-845 (19) dated 1966); thence along said south limited access right-of-way line the next 3 calls, 1) North 72 degrees 56 minutes 14 seconds East 9.35 feet to a point located 93 feet right of Station 53+42.5 Line "JR", said point being the point of curvature of a curve to the left, concave to the northeast, having a central angle of 14 degrees 30 minutes 00 seconds and a radius of 2957.79 feet from which a chord bears North 65 degrees 41 minutes 15 seconds East 746.54 feet; 2) thence along the arc of said curve 748.54 feet to a point located 93 feet right of Station 60+67.5 Line "JR"; 3) thence North 58 degrees 26 minutes 15 seconds East 76.61 feet to a point on the north line of the Northeast Quarter of said Section 9; thence along said north line, North 89 degrees 50 minutes 01 seconds East 211.44 feet to a point on the west right-of-way of an existing Port railroad, said point being on a non tangent curve to the left, concave to the southeast, having a central angle of 42 degrees 13 minutes 11 seconds and a radius of 637.06 feet from which a chord bears South 21 degrees 06 minutes 22 seconds West, 458.88 feet; thence along said railroad right-of-way and along the arc of said curve 469.43 feet; thence continuing along said west railroad right-of-way the following 3 calls, 1) South 00 degrees 00 minutes 13 seconds East 670.00 feet; 2) thence South 05 degrees 22 minutes 59 seconds East 320.00 feet; 3) thence South 00 degrees 00 minutes 13 seconds East 1020.22 feet to a point 245.00 feet north of the south line of the Northeast quarter of said Section 9; thence parallel with said south line of the Northeast Quarter of Section 9, South 89 degrees 48 minutes 03 seconds West 852.08 feet to the point of beginning containing 2,006,936 square feet (46.07 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel # 2 (Leasehold-new description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana being more particularly described as follows:

Commencing at the Southwest Corner of the Southeast Quarter of said Section 4, thence along the south line of said Quarter section, North 89 degrees 50 minutes 01 seconds East 1053.68 feet to the east line of an existing Port railroad right-of-way, also being the Point of Beginning, said point being on a non tangent curve to the right, concave to the southeast, having a central angle of 37 degrees 17 minutes 49 seconds and a radius of 567.06 feet from which a chord bears North 66 degrees 12 minutes 27 seconds East 334.39 feet; thence along said right-of-way line, along the arc of said curve 339.44 feet; thence North 75 degrees 34 minutes 49 seconds East 27.84 feet to the west right of way line of the former Southwind Port Road, said point being on a non-tangent curve to the right, concave to the west, having a central angle of 10 degrees 16 minutes 39 seconds and a radius of 1696.80 feet from which the chord bears South 05 degrees 07 minutes 36 seconds East 303.96 feet; thence along said right-of-way, along the arc of said curve 304.37 feet; thence continuing along said west right-of-way line, South 00 degrees 00 minutes 44 seconds West 624.58 feet; thence continuing along said west right-of-way line, South 00 degrees 00 minutes 08 seconds West 1254.34 feet to a point 7.00 feet inside the north 20 foot right-of-way line of an existing Port railroad; thence North 84 degrees 32 minutes 08 seconds West 56.08 feet to the point of curvature of a curve to the right, concave to the northeast, having a central angle of 80 degrees 58 minutes 33 seconds and a radius of 559.96 feet from which the chord bears North 44 degrees 02 minutes 50 seconds West 727.15 feet; thence along the arc of said curve 791.39 feet; thence North 03 degrees 33 minutes 34 seconds West 25.50 feet; thence North 00 degrees 00 minutes 13 seconds West 1038.14 to the point of curvature of a curve to the right, concave to the southeast, having a central angle of 25 degrees 54 minutes 13 seconds and a radius of 583.32 feet from which a chord bears North 12 degrees 56 minutes 51 seconds East 261.48 feet; thence along the arc of said curve 263.72 feet to the point of intersection with the right-of-way line of the existing Port railroad right-of-way, being a non-tangent curve to the right, concave to the southeast having a central angle of 24 degrees 35 minutes 02 seconds and radius of 567.06 feet from the chord bears North 36 degrees 46 minutes 01 seconds East 241.45 feet; thence along said right-of-way, along the arc of said curve 243.31 feet to the Point of Beginning containing 1,082,505 square feet (24.85 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel # 2A (Leasehold-new description)

(portion of former Southwind Port Road to be vacated by Port lease thereof to Aventine)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, being more particularly described as follows:

Commencing at the Southwest Corner of the Southeast Quarter of said Section 4, thence along the south line of said Quarter section, North 89 degrees 50 minutes 01 seconds East 1053.68 feet to the east line of an existing Port railroad right-of-way, said point being on a non-tangent curve to the right, concave to the southeast, having a central angle of 37 degrees 17 minutes 49 seconds and a radius of 567.06 feet from which a chord bears North 66 degrees 12 minutes 27 seconds Eat 334.39 feet; thence along said right-of-way line, along the arc of said curve 339.44 feet; thence North 75 degrees 34 minutes 49 seconds East 27.84 feet to the west right of way line of the former Southwind Port Road being the Point of Beginning; thence continue North 75 degrees 34 minutes 49 seconds East 10.03 feet to a point 10 feet east of the west 50 foot right-of-way line of existing Southwind Port Road, said point being on a non-tangent curve to the left, concave to the west having a central angle of 02 degrees 53 minutes 59 seconds and a radius of 1706.80 feet from which the chord bears North 11 degrees 44 minutes 23 seconds West 86.37 feet; thence parallel with and 10 feet east of said right-of-way, along the arc of said curve 86.38 feet; thence North 76 degrees 48 minutes 38 seconds East 90.00 feet to the east right-of-way line of former Southwind Port Road, said point being on a non-tangent curve to the right, concave to the west having a central angle of 13 degrees 12 minutes 06 seconds and a radius of 1796.80 feet from which the chord bears South 06 degrees 35 minutes 19 seconds East 413.09 feet; thence along said right-of-way line, along the arc of said curve 414.01 feet; thence continue along said right-of-way line, South 00 degrees 00 minutes 44 seconds West 624.57 feet; thence continue along said right-of-way, South 00 degrees 00 minutes 08 seconds West 1263.90 feet to a point 7.00 feet inside of the existing 20 foot right-of-way line of an existing Port railroad; thence parallel with said right-of-way line, North 84 degrees 32 minutes 06 seconds West 100.46 feet to the intersection with the west right-of-way line of the former Southwind Port Road; thence along said right-of-way North 00 degrees 00 minutes 08 seconds East 1254.34 feet; thence continue along said right-of-way North 00 degrees 00minutes 44 seconds East 624.58 feet to the point of curvature of a curve to the left, concave to the west having a central angle of 10 degrees 16 minutes 39 seconds and a radius of 1696.80 feet from which the chord bears North 05 degrees 07 minutes 36 seconds West 303.96 feet; thence along said right-of-way, along the arc of said curve 304.37 feet to the Point of Beginning, containing 227,753 square feet (5.23 acres)

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel # 3 (Leasehold-new description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, being more particularly described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of said Section 4, thence along the south line of said Quarter, South 89 degrees 50 minutes 01 seconds West 657.36 feet to the west line of the relocated Southwind Port Road right of way, said point being the Point of Beginning and being North 89 degrees 50 minutes 01 seconds East 2036.81 feet from the Southwest corner of the Southeast quarter of said Section 4, said point being on a non-tangent curve to the right, concave to the southwest having a central angle of 04 degrees 45 minutes 46 seconds and a radius of 473.39 feet from which the chord bears South 27 degrees 06 minutes 11 seconds East a distance of 39.34 feet; thence along said re-located right-of-way line, along the arc of said curve 39.35 feet to the point of curvature of a curve to right, concave to the southwest having a central angle of 07 degrees 31 minutes 26 seconds and a radius of 450.00 feet from which the chord bears South 20 degrees 57 minutes 35 seconds East a distance of 59.05 feet; thence continue along said re-located right-of-way, along the arc of said curve 59.09 feet; thence continue along said re-located right-of-way South 17 degrees 11 minutes 52 seconds East 123.56 feet to the point of curvature of a curve to the right, concave to the west having a central angle of 17 degrees 04 minutes 11 seconds and a radius of 550.00 feet from which the chord bears South 08 degrees 39 minutes 46 seconds East a distance of 163.25 feet; thence continue along said relocated right-of-way, along the arc of said curve 163.86 feet; thence continue along said relocated right-of-way South 00 degrees 07 minutes 41 seconds East 1149.28 feet to the point on a non-tangent curve to the right, concave to the west having a central angle of 27 degrees 49 minutes 45 seconds and a radius of 567.23 feet from which the chord bears South 17 degrees 11 minutes 17 seconds West a distance of 272.81 feet; thence continue along said re-located right-of-way, along the arc of said curve 275.51 feet; thence continue along said re-located right-of-way South 16 degrees 13 minutes 15 seconds West 147.24 feet to a point 7.00 feet inside the 20 foot right-of-way line of an existing Port railroad, said point being on a non-tangent curve to the right, concave to the northwest having a central angle of 42 degrees 49 minutes 59 seconds and a radius of 536.80 feet from which the chord bears South 69 degrees 31 minutes 36 seconds West 392.02 feet; thence along the arc of said curve 401.30: thence North 89 degrees 03 minutes 25 seconds West 72.48 feet to the point of curvature of a curve to the right, concave to the north having a central angle of 04 degrees 31 minutes 19 seconds and a radius of 500.00 feet from which the chord bears North 86 degrees 47 minutes 46 seconds West a distance of 39.45 feet; thence along the arc of said curve 39.46 feet; thence North 84 degrees 32 minutes 06 seconds West 24.56 feet to the intersection with the east right-of-way line of the former Southwind Port Road; thence along said right-of-way line North 00 degrees 00 minutes 08 seconds East 1263.90 feet; thence continue along said right-of-way North 00 degrees 00 minutes 44 seconds East

624.57 feet to the point of curvature of a curve to the left, concave to the west having a central angle of 13 degrees 12 minutes 06 seconds and radius of 1796.80 feet from which the chord bears North 06 degrees 35 minutes 19 seconds West a distance of 413.09 feet; thence continue along said right-of-way, along the arc of said curve 414.01 feet to the intersection with the south right-of-way line of re-located Southwind Port Road; thence along said south right-of-way North 76 degrees 48 minutes 38 seconds East 39.68 feet; thence continue along said south right-of way South 84 degrees 06 minutes 33 seconds East 156.74 feet; thence continue along said south right-of-way South 82 degrees 05 minutes 22 seconds East 44.55 feet to the point of curvature of a curve to the right, concave to the southwest having a central angle of 50 degrees 40 minutes 08 seconds and a radius of 473.39 feet from which the chord bears South 54 degrees 49 minutes 08 seconds East 405.13 feet; thence continue-along said south right-of-way, along the arc of said curve 418.64 feet to the Point of Beginning, containing 1,321,269 square feet (30.33 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel # 3A (Leasehold-new description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, being more particularly described as follows:

Commencing at the Southeast Corner of the Southeast Quarter of said Section 4, thence along the south line of said Quarter, South 89 degree 50 minutes 01 seconds West 586.20 feet to the west line of an existing Port railroad right of way, said point being the Point of Beginning and being North 89 degrees 50 minutes 01 seconds East 2107.34 feet from the Southwest corner of the Southeast quarter of said Section 4; thence along said right-of-way South 19 degrees 05 minutes 17 seconds East 40.34 feet to the point of intersection with the north right-of-way line of re-located Southwind Port Road, said point being on a non-tangent curve to the left, concave to the southwest having a central angle of 58 degrees 48 minutes 46 seconds and radius of 533.39 feet from which the chord bears North 50 degrees 51 minutes 33 seconds West a distance of 523.79 feet; thence along said north right-of-way, along the arc of said curve 547.51 feet; thence continue along said north right-of-way line North 82 degrees 05 minutes 22 seconds West 46.59 feet; thence continue along said north right-of-way North 84 degrees 06 minutes 33 seconds West 219.87 feet; thence North 67 degrees 19 minutes 33 seconds East 237.71 feet; thence North 22 degrees 40 minutes 27 seconds West 79.51 feet to a point on the south limited access right-of-way line of State Road 62 (Project No. F-845 (19) dated 1966), said point being the point of curvature of a non-tangent curve to the right, concave to the southeast, having a central angle of 02 degrees 53 minutes 44 seconds and a radius of 5636.44 feet from which a chord bears North 67 degrees 36 minutes 37 seconds East 284.81 feet; thence along said right-of-way, along the arc of said curve 284.84 feet to the west right of way line of an existing Port railroad; thence along said west right-of- way line, South 19 degrees 05 minutes 17 seconds East 629.58 feet to the point of beginning containing 113,022 square feet (2.59 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel # 4 (Leasehold-new description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 9, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, being more particularly described as follows:

Commencing at the Northeast Corner of the Southeast Quarter of said Section 9, thence along the north line of said Quarter, South 89 degrees 48 minutes 03 seconds West 373.82 feet to the west line of an existing railroad right-of way; thence along said west line of the railroad right-of way, South 00 degree 00 minute 00 second East 8.07 feet to the north right of way line of Port Road # 570; thence along said north right-of-way line, South 89 degrees 57 minutes 39 seconds West 227.96 feet to the west right-of-way line of re-located Southwind Port Road being the Point of Beginning; thence continue along said right-of-way line of Port Road # 570 South 89 degrees 57 minutes 39 seconds West 461.45 feet to the east right-of-way line of former Southwind Port Road; thence along said east right-of-way line North 00 degrees 00 minutes 08 seconds East 597.36 feet to the south tight-of-way line of an existing railroad; thence along said south right-of way line, North 89 degrees 56 minutes 02 seconds East 136.43 feet to the point of curvature of a curve to the left, concave to the northwest, having a central angle of 36 degrees 20 minutes 24 seconds and a radius of 592.96 feet from which a chord bears North 71 degrees 45 minutes 50 seconds East 369.81 feet, thence along the southeasterly right-of-way line of said railroad and along the arc of said curve 376.09 feet to the west right-of-way line of re-located Southwind Port Road; thence along said right-of-way line South 16 degrees 13 minutes 15 seconds West 1.12 feet to the point of curvature of curve to the left, concave to the east having a central angle of 16 degrees 26 minutes 11 seconds and a radius of 700.00 feet from which the chord bears South 08 degrees 00 minutes 10 seconds West 200.12 feet; thence along said right-of-way line and along the arc of said curve 200.81 feet; thence continue along said right-of-way line South 00 degrees 12 minutes 56 seconds East 513.68 feet to the Point of Beginning, containing 286,541 square feet (6.58 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel #4A (Leasehold-new description)

Part of the Northeast Quarter of Section 9, Township 7 South, Range 13 West and part of the Southeast Quarter of Section 9, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, being more particularly described as follows:

Commencing at the Northeast corner of the Southeast Quarter of said Section 9, thence along the north line of said quarter section, South 89 degrees 48 minutes 03 seconds West 373.82 feet to the west line of an existing railroad right of-way, being the Point of Beginning; thence along said west line of the railroad right-of-way, South 00 degrees 00 minutes 00 seconds East 8.07 feet to the north right-of-way line of Port Road # 570; thence along said north right-of-way line, South 89 degrees 57 minutes 39 seconds West 127.96 feet to the east right-of-way line of relocated Southwind Port Road; thence along said east right-of-way line North 00 degrees 12 minutes 56 seconds West 513.99 feet to the point of curvature of a curve to the right, concave to the east having a central angle of 16 degrees 26 minutes 11 seconds and a radius of 600.00 feet from which the chord bears North 08 degrees 00 minutes 10 seconds East 171.53 feet; thence along said east right-of-way line along the arc of said curve 172.12 feet; thence North 16 degrees 13 minutes 15 seconds East 201.98 feet to the southeasterly right-of-way line of an existing railroad, said point being on a non-tangent curve to the left, concave to the northwest having a central angle of 10 degrees 47 minutes 59 seconds and a radius of 592.96 feet, from which the chord bears North 26 degrees 22 minutes 54 seconds East 111.60 feet; thence along said southeasterly right-of-way line of said railroad and along the arc of said curve 111.77 feet to the west right-of-way line of an existing railroad running north-south; thence along said west railroad right-of-way line, South 00 degrees 00 minutes 00 seconds East 969.62 feet to the point of beginning containing 104,374 square feet (2.40 acres).

(Note: All Port road and railroad rights-of-way referred to in this description are for convenience and reference only).

Parcel #5 (Easement-revised)

Non-exclusive Rights of Ingress and Egress to and from the nearest public roads over existing roads within the Port as may be granted and changed by the Indiana Port Commission as created within the unrecorded Lease Agreement dated October 31, 2006 by and between the Indiana Port Commission and Aventine Renewable Energy-Mt Vernon, LLC, the leasehold interest further placed of record by a Memorandum of Lease by and between the Indiana Port Commission and Aventine Renewable Energy-Mt Vernon, LLC, recorded January 30, 2007 as Instrument No. 200700454.

Parcel #6 (Easement-revised)

Non-exclusive Rights of Ingress and Egress to and from all public wharves, docks and related facilities serving the Port and existing railroads within the Port as may be granted and changed by the Indiana Port Commission as created within the unrecorded Lease Agreement dated October 31, 2006 by and between the Indiana Port Commission and Aventine Renewable Energy-Mt Vernon, LLC, the leasehold interest further placed of record by a Memorandum of Lease by and between the Indiana Port Commission and Aventine Renewable Energy-Mt Vernon, LLC, recorded January 30, 2007 as Instrument No. 200700454.

To:	Aventine Renewable Energy-Mt Vernon, LLC, Aventine Renewable Energy Holdings,
Inc., Indiana Port Commission (client)
JPMorgan Chase Bank, N.A., as Administrative Agent (lender)
First American Title Insurance Company

The undersigned certifies that to the best of his professional knowledge, information and belief, this map or plat and the Survey on which it is based where made on the date shown below of the premises specifically described in First American Title Insurance Company Commitment No. NCS-259759-NY, dated October 29, 2006, further:

This is to certify that this map or plat and the survey on which it is based were made in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys," jointly established and adopted by ALTA and NSPS in 2005, and includes items 1,2,3,4,6,7a,7c,8,9,10,11a,12 and 13 of Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date of this certification, undersigned further certifies that in my professional opinion, as a land surveyor registered in the State of Indiana, the maximum Relative Positional Accuracy of this survey does exceed that which is specified therein.

Date:	June 13, 2008	/s/ Danny K. Leek

Dan K. Leek PLS
Indiana Registration No. S 0480
Morley and Associates Inc.
4800 Rosebud Lane
Newburgh, In 47630
Telephone No. (812) 464-9585

Field Work Completed: _________

Date of Last Revision: June 11, 2008

EXHIBIT A-1

PLAT OF LEASED REAL ESTATE

Vicinity Map
Mt Vernon
SITE
SR 62
SR 69
Leonard Road
Fisher Road
Bluff Rd
SCALE 1" = 400'
State Road 62
(Public)
Parcel 3A
2.59 Acres
60'
Third Street
(Public)
State Street
(Public)
Second Street
(Public)
Water Street
(Public)
Sycamore Street
(Public)
Edson Street (Public)
Bluff Road
(Private)
End area inside
of Existing R/R
Right-of-way
Small area inside
of Existing R/R
Right-of-way
5.5'± from edge
of pavement
Parcel 2
24.85 Acres
Parcel 2A - 5.23 Acres
Parcel 3
30.33 Acres
65'±
Relocated Southwind Port Road
(Private)
Parcel 1
46.07 Acres
Start area inside
of Existing R/R
Right-of-way
13'±
100'
Parcel 4
6.58 Acres
Parcel 4A - 2.40 Acres
Southwind Port Road
(Private)
Port Road 570
(Private)

Morley and Associates Inc.

Engineering
Surveying
Architecture
Construction Management

Evansville, In
(812) 464-9585

Henderson, Ky
(270) 830-0300

Jasper, In
(812) 634-9990

www.morleyandassociates.com

Aventine Renewable Energy -
Mt Vernon, LLC
Lease Premises - Exhibit "A-1"

Designed By:	Job Number:
D.K.L.	7313
Drawn By:	Date:
J.E.V.	6/13/2008
Filename:	
New Parcels Exhibit.dwg

EXHIBIT A-2

DESCRIPTION OF PORT REAL ESTATE

Tract No. 1

Part of the Northwest Quarter of the Northeast Quarter of Section 9, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana, and described as follows:

Beginning at the Northeast Corner of the Northwest Quarter of the Northeast Quarter of Section 9, Township 7 South, Range 13 West; thence S 2° 12' 50" W, along the East line of said quarter quarter section for a distance of 1,196.07 feet to a point on the South line, if extended, of an alley, which is between Ohio Street and Sycamore Street in Kimball's Additional Enlargement of the City of Mount Vernon, Indiana; thence S 73° 01' 40" W, along the South line, if extended, of said alley, 1,416.58 feet to a point on the West line of the West Half of the Northeast Quarter of said Section 9; thence N 2° 08' 44" E, along the West line of the West Half of said quarter section, 1,257.36 feet to a point on the southerly limited access right-of-way line of Indiana State Highway 62; thence N 72° 58' 15" E, a distance of 9.35 feet to a point on the southerly limited access right-of-way line of Indiana State Highway 62; thence N 65° 43' 15" E, a distance of 746.64 feet to a point on the southerly limited access right-of-way line of said Highway 62; thence N 58° 28' 15" E, along said limited access right-of-way line, a distance of 77.57 feet to a point on the North line of the Northwest Quarter of the Northeast Quarter of said Section 9; thence N 89° 49' E, a distance of 598.35 feet to the place of beginning, containing 39.68 acres, more or less.

ALSO, Part of the Southwest Quarter of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, and described as follows:

Beginning at the Southeast Corner of the Southwest Quarter of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; thence S 89° 49' W, along  the South line of said quarter quarter section, 598.35 feet to a point on the southerly limited access right-of-way line of Indiana State Highway 62; thence N 58° 28' 15" E, along the said limited access right-of-way line, 261.63 feet; thence N 60° 29' 48" E, along the said limited access right-of-way line, 442.05 feet to a point on the East line of said quarter quarter section; thence S 1° 31' 30"  W, along the East line of said quarter quarter section, 352.72 feet to the place of beginning, containing 2.46 acres, more or less.

The Total Acreage being 42.14 acres, more or less.

The same land also described as:

A part of the West Half of the Southeast Quarter of Section Four, Township Seven South, Range Thirteen West, more particularly described as follows, to-wit:

All that part of the West Half of the Southeast Quarter of Section Four, Township Seven South, Range Thirteen West, which lies Southeast of the Southerly branch of Indiana State Highway No. 62, which is an Easterly extension of Third Street in the City of Mt. Vernon, Indiana, a more particularly description of which Highway can be found in the final decree of the Case of State of Indiana-VS-Mt. Vernon Drive-In-Theatre, Inc., Cause No. 68-C-44, as set forth in Civil Order Book A-36, at pages 168-172.

ALSO, All that part of the West Half of the Northeast Quarter of Section Nine, Township Seven South, Range Thirteen West, which lies North of the continuation in a straight line Eastward of the South line of the Alley which runs East and West between Ohio Streets and Sycamore Street in Kimballs Additional Enlargement of the City of Mt Vernon, Indiana, said tract to contain Forty-three (43) acres, more or less, and bounded as follows, to-wit: Commencing at the point where the East Corporation line of the City of Mt. Vernon, Indiana intersects the Continuation of the South line of the aforesaid Alley; thence Eastwardly Fourteen Hundred and Five (1405) feet to the Northeast corner of the Southern Indiana District Fair grounds, thence North Twelve Hundred and Five (1205) feet to a corner stone; thence West Thirteen Hundred Thirty-six and one half (1336 1/2) feet to the Corporation Line of the said City; thence South along the Corporation Line aforesaid sixteen hundred ten (1610) feet to the place of beginning; except the following described land; A part of the West Half of the Northeast Quarter of Section 9, Township 7 South, Range 13 West, Posey County, Indiana, described as follows: Beginning South 89 degrees 20 minutes 32 seconds west 603.56 feet (along the North line of said West Half) from the Northeast corner of said West half thence South 57 degrees 56 minutes 30 seconds West 74.81 feet; thence Southwesterly 748.54 feet along an acr to the right and having a radius or 2,957.79 feet and subtended by a long chord having a bearing of South 65 degrees 11 minutes 30 seconds West and a length of 746.54 feet; thence South 72 degrees 26 minutes 30 seconds West 9.73 feet to the West ,tine of said West Half thence North 1 degree 30 minutes 27 seconds East 172.87 feet along said West line; thence Northeasterly 455.87 feet along an arc to the left and having a radius of 2,794.79 feet and subtended by a long chord having a bearing of North 66 degrees 48 minutes 38 seconds East and a length of 455.36 feet to the North line of said West Half; thence North 89 degrees 20 minutes 32 seconds East 327.23 feet along the North line of said West Half to the point of beginning and containing 2.424 acres, more or less.

ALSO EXCEPT, All that part of the West half of the Northeast Quarter of Section Nine, Township Seven South, Range Thirteen West, which lies Northwest of the Southerly branch of Indiana State Highway No. 62, which is an Easterly extension of Third Street in the City of Mt. Vernon, Indiana, a more particular description of which Highway can be found in the final decree of the Case of State of Indiana-VS-Minnie Schneider and Alvin Schneider, Cause No. 68-C-47, as set forth in Civil Order Book A-34, at pages 592-5.

Tract No. 2

Part of the East Half of the Northeast Quarter of Section 9, Township 7 South, Range 13 West, lying in Posey County, Indiana, and described as follows:

Beginning at the Northwest Corner of the East Half of the Northeast Quarter of Section 9, Township 7 South, Range 13 West; thence N 89° 49' E, along the North line of the East Half of the Northeast Quarter, 651.55 feet; thence N 1° 22' 30" E, a distance of 635.09 feet to a point on the southerly limited access right-of-way line of Indiana State Highway 62; thence N 70° 10' 00" E, along the said limited access right-of-way 21.42 feet; thence S 1° 22' 30" W, a distance of  642.23 feet to a point on the North line of the East Half of said Northeast Quarter, thence N 89° 49' E, along the North line of said East Half Northeast Quarter, 671.55 feet to the Northeast Corner of Section 9; thence S 2° 22' W, along the East line of said Northeast Quarter, a distance of 2,042.22 feet; thence S 89° 45' 13" W, a distance of 660 feet; thence S 2° 22' W, a distance of 642.84 feet to a point on the South line of the said Northeast Quarter; thence S 89° 45' 13" W, along the South line of said Northeast Quarter, 675.95 feet to the Southwest Corner of the East Half of said Northeast Quarter; thence N 2° 12' 50" E, along the West line of the East Half of said Northeast Quarter, 2,686.21 feet to the place of beginning, containing 72.78 acres, more or less.

ALSO, Part of the West Half of the Northeast Quarter and Part of the Southeast Quarter of the Northwest Quarter of Section 9, Township 7 South, Range 13 West, and described as follows: Beginning at the Southeast Corner of the West Half of the Northeast Quarter of said Section 9; thence S 89° 45' 13" W, along the South line of said West Half Northeast Quarter, 1,201.07 feet to a point on the East line of Edson Street in the City of Mount Vernon, Indiana; thence N 17° 03' 17" W, along the East line of said Edson Street 1,061.71 feet to a point on the South line, if' extended, of an alley, which is between Ohio Street and Sycamore Street in Kimball's Additional Enlargement of the City of Mount Vernon, Indiana; thence N 73° 01' 40" E, along the South line, if extended, of said alley, 1,641.50 feet to the East line of said West Half Northeast Quarter; thence S 2° 12' 50" W, along the East line of said West Half Northeast Quarter, 1,490.14 feet to the place of beginning, containing 40.53 acres, more or less.

ALSO, Part of the Northwest Quarter of Section 10, Township 7 South, Range 13 West, and described as follows:

Beginning at a stone at the Northwest Corner of Section 10, Township 7 South, Range 13 West;. thence S 88° 14' E, along the North line of the Northwest Quarter, 1,339.51 feet to the Northwest Corner of the Northeast Quarter of the Northwest Quarter of said Section 10; thence S 88° 46' E, along the North line of the Northeast Quarter of the Northwest Quarter of said Section 10, 255 feet to a point in the canter of McFadden Creek; thence following the meanders of said Creek, S 47° 23' E, 40 feet; thence S 5° 09' E, 85 feet; thence S 48° 34' E, 80 feet; thence S 78° 10' E, 120 feet; thence 30° 21' E, 75 feet; thence S 9° 25' W, 482 feet thence S 28° 50' EW, 133 feet; thence S 50° 30' W, 186 feet; thence S 33° 47' W, 92 feet; thence S 6° 52' E, 185 feet; thence S 47° 14' W, 90 feet; thence S 85° 05' W, 185 feet; thence S 24° 24' W, 188 feet; thence N 89° 10' W, 225 feet; thence S 41° 52' W, 214.16 feet to the property line between Rossi and Graulich-Williams Lands; thence N 88' 22' W, along said property line, 941.41 feet to the West line of the Northwest Quarter of said Section 10; thence N 2° 22' E, along said West line for a distance of 1,684.12 feet to the place of beginning, containing 63.04 acres, more or less.

The Total Acreage being 176.35 acres, more or less.

Tract No. 3

Part of the West Half Southwest Quarter, Section 3, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana, and described as follows:

Beginning at the Southeast Corner of the West Half of the Southwest Quarter of Section 3, Township 7 South. Range 13 West; thence N 88° 13' W, along the South line of the West Half of the Southwest Quarter of said Section 3 for a distance of 1,339.51 feet to the Southwest Corner of said Section 3; thence N 0° 41' 20" E, along the West line of the Southwest Quarter of said Section 3 for a distance of 859.13 feet to a point on the limited access right-of-way line of Indiana State Highway 62 (Project No. ST-F-845 (19)); thence N 72° 23' E on said right-of-way line, 87.88 feet thence S 81° 58' 30" E, on said right-of-way line, 277.31 feet; thence N 72° 23' E, on said right-of-way line, 25 feet; thence S 17° 37' E, on said right-of-way line, 175 feet; thence N 72° 23' E, on said right-of-way line, 600 feet thence N 17° 37' W on said right-of-way line, 265 feet; thence N 58° 54" E, on said right-of-way line, 128.54 feet; thence N 72° 23' E, on said right-of-way line, 334.44 feet to Station 62 of the perimeter survey of the Southwind Maritime Centre; thence S 1° 07' W, for a distance of 1,326.44 feet to the place of beginning.

ALSO, the Southeast Quarter of the Southeast Quarter of Section 4, Township 4 South, Range 13 West and described as follows:

Beginning at the Southeast Corner of the Southeast Quarter of the Southeast Quarter of Section 4, Township 4 South, Range 13 West; thence S 89° 49' W, along the South line of said quarter quarter section for a distance of 1,343.10 feet to the Southwest Corner of said quarter quarter section; thence N 1° 31' 30" E, for a distance of 352.72 feet to a point on the limited access right-of-way line of Indiana State Highway 62 (Project No. ST-F-845 (19)); thence N 66° 36' 06" E, along the right-of-way line, 716.27 feet to a point on the West line of Paul Rossi's 20 ft. lane; thence S 1° 22' 30" W, along the (West line of said 20 ft. lane, 635.09 feet to a point on the South line of said quarter quarter section; thence N 89° 49' E, along the South line of said quarter quarter section, 20 feet to the East line of Rossi's 20 ft. lane; thence N 1° 22' 30" W along the) East line of said lane, 642.23 feet to a point on the limited access right-of-way line of Indiana State Highway 62; thence N 71° 25' 40" E, along the said right-of-way line, 188.14. feet; thence N 72° 23' E, along the said right-of-way line, 512.12 feet to a point on the East line of said quarter quarter section; thence S 0° 41' 20" W, along the East line of said quarter quarter section, 859.13 feet to the place of beginning.

Tract No. 3A

Part of the East Half of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana and described as follows:

Beginning at a point on the northerly right-of-way line of the New State Highway No. 62, said point being located by commencing at the Southwest Corner of the East Half of the Southeast Quarter of said Section 4; thence North 1 degree and 38 minutes East, along the west line of said Half Quarter Section, a distance of 633.60 feet; thence North 71 degrees 25 minutes 30 seconds East, a distance of 249.01 feet; thence North zero degrees 36 minutes 30 seconds East, a distance of 64.67 feet to the said point of beginning, thence continue North zero degrees 36 minutes 30 seconds East, a distance of 539.12 feet to a point on the southerly 30 ft right-of-way line of Old State Highway 62; thence North 49 degrees and 12 minutes East, along said southerly right-of-way line a distance of 274.91 feet; thence South 17 degrees and 37 minutes East a distance of 620.31 feet to a point on the northerly limited access right-of-way of the New State Highway No. 62; thence South 72 degrees and 23 minutes West, along said limited access right-of-way line a distance of 421.33 feet to the place of beginning, containing 4.2759 acres, more or less.

Tract No. 4

Part of the Southeast Quarter of the Northeast Quarter of Section 9, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana, and described as follows:

Beginning at the Southeast Corner of said quarter quarter section; thence S 89° 45' 13" W, along the South line of said quarter quarter section, 660 feet; thence N 2° 22' E, a distance of 642.84 feet; thence N 89° 45' 13" E 660 feet to a point on the East line of said quarter quarter section thence S 2° 22' W, along the East line of said quarter quarter section, 642.84 feet to the place of beginning.

ALSO, Part of the West Half of the Southwest Quarter of Section 10, Township 7 South, Range 13 West, and described as follows:

Beginning at the Northeast Corner of the West Half of the Southwest Quarter of said Section 10; thence S 1° 29' 30" W, along the East line of the said West Half Southwest Quarter, 2,048.94 feet to a point in the center of the Bluff Road; thence N 64° 26' 52" W, a distance of 2.08 feet to Station 5 of a Perimeter Survey of the Southwind Maritime Centre; thence N 60° 17' 40" W, along the center of the Bluff Road 414.54 feet; thence N 480 34' 31" W, along the center of said road, 334.85 feet; thence N 62° 15' 36" W, along the center of said road, 100.43 feet; thence N 67° 22'57" W, along the center of said road, 695.67 feet to the Southwest corner of the Northwest Quarter of the Southwest Quarter of Section 10; thence N 1°44'43" E, along the West line of said quarter quarter section, 1,336.64 feet to the Northwest Corner of the West Half Southwest Quarter of said Section 10; thence S 88° 43' 31" E, along the North line of said West Half Southwest Quarter, 1,356.43 feet to the place of beginning.

ALSO, Part of the Southwest Quarter of the Northwest Quarter of Section 10, Township 7 South, Range 13 West, and described as follows:

Beginning at the Southeast Corner of said quarter quarter section; thence N 88° 43' 31" W, along the South line of said quarter quarter section, 1,356.43 feet to the Southwest Corner of said quarter quarter section; thence N 2° 22' E, along the West line of said quarter quarter section, 1,000.93 feet; thence S 88° 22' E, 941.41 feet to a point in the center of McFadden Creek; thence with the meanders of said creek, N 41° 52' E, 214.16 feet; thence S 89° 10' E, 225 feet; thence N 24° 24' E, 121.96 feet to a point on the East line of said quarter quarter section; thence S 2° 00' 27" W, along the East line of said quarter quarter section, 1,271.47 feet to the place of beginning.

ALSO, Part of the East Half of the Northwest Quarter of Section 10, Township 7 South, Range 13 West, and described as follows:

Beginning at the Southeast Corner of the East Half of the Northwest Quarter of said Section 10; thence N 88° 43' 10" W, along the South line of said East Half Northwest Quarter, 1,355.23 feet to the Southwest Corner of said East Half Northwest Quarter; thence N 2° 00' 27" E, along the West line of said East Half Northwest Quarter; 1,271.47 feet to a point in the center of McFadden Creek; thence with the meanders of said Creek, N 24° 24' E, 66.04 feet thence N 85° 05' E, 185 feet thence N 47° 14' E, 90 feet; thence N 6° 52' W, 185' feet; thence N 33° 47' E, 92 feet; thence N 50° 30' E, 186 feet; thence N 28° 50' E, 133 feet; thence N 9° 25' E, 482 feet; thence N 30° 21' W, 75 feet; thence N 78° 10' W, 120 feet; thence N 48° 34' W, 80 feet; thence N 5° 09' W, 85

Tract No. 5

Being Part of the South Half of the Southwest Quarter of Section 10, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana and described as follows:

Beginning at a concrete block marking the Southeast Corner of the Southwest Quarter of the Southwest Quarter of Section 10, Township 7 South, Range 13 West; thence N 88° 41' 29" W, along and u on the South line of said quarter Quarter Section for a distance of 1,357.04 feet to a concrete block, marking the Southwest Corner of the Southwest Quarter of the Southwest Quarter of said Section 10; thence N 1° 15' 53" E, along and upon the West line of said Quarter Quarter Section for a distance of 1,338.49 feet to a point in the Bluff Road (said point lies S 1°48' 15" W, a distance of 1,336.49 feet from the Northwest Corner of the Southwest Quarter of said Section 10); thence S 67° 22' 57' E, along the center of said Bluff Road for a distance of 391.77 feet to the Northwest Corner of Elmer Redman's One (1) acre Tract (See Deed Record 49, Page 201 at Posey County Recorder's Office); thence S 12° 30' 53" W, a distance of 132 feet to the Southwest Corner of said Redman One (l) acre Tract; thence S 69' 14' 07" E, a distance of 330 feet to the Southeast Corner of said Redman's One (1) acre Tract; thence S 58° 51' 12" E, a distance of 253.56 feet to the Southeast Corner of Elmer Redman's 0.62. (62/100) Acre Tract (see Deed Record 49, Page 241); thence N 14° 00' 53" E, a distance of 84.48 feet to the Northeast Corner of Redman's 0.62 acre tract in the Bluff Road; thence S 48° 34' 31" E, a distance of 136.65 feet to a point in the Bluff Road; thence S 60° 17' 40" E, a distance of 414.54 feet to a point in the center of Bluff Road; thence S 1°16' 23" W, a distance of 180.01 feet; thence S 59° 23' 26" E, a distance of 221.92 feet; thence S 31° 02' 46" W, a distance of 390.61 feet to the place of beginning, containing 31.21 acres, more or less.

Tract No. 6

The Northwest Quarter of the Northwest Quarter of Section Fifteen (15), Township Seven (7) South, Range Thirteen (13) West.

Tract No. 7 & 7A

Forty acres off of the east side of the southeast fractional quarter of section 9, township 7 south, range 13 west.

Also, beginning at the point of intersection of the middle north and south line of section 9, township 7 south, range 13 west and the middle of McFadden Creek; thence south on said middle section line Leo the Ohio river; thence down said river with the meander thereof to a point 860 feet west of said middle section line, measured at right angles thereto; thence north to McFadden Creek; thence up said Creek to the place of beginning; being that part of a twenty-six acre tract of land described in a deed from Mary S. Coburn to Barnabus Armbruster, a and recorded in deed record 7, at page 92, which lies south of McFadden Creek.

Tract No. 9 & 9A

Tract No. 9

Part of the East Half of the Southwest Quarter of Section 10, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana, and described as follows

Beginning at the Northeast Corner of the East Half of the Southwest Quarter of Section 10, Township 7 South, Range 13 West; thence S 1° 29' 00" W, along and upon the East line of the F/2 SW/4 of said Section 10 for a distance of 2,666,25 feet to a point in the center of the Bluff Road; thence N 64° 44' 30" W, along the centerline of said road for a distance of 222.34 feet; thence N 63° 33' W, along the centerline of said road for a distance of 483.66 feet; thence N 64° 26' 52" W, along the centerline of said road for a distance of 781.53 feet to a point on the West line of E/2SW/4 of said section 10; thence N 1° 29' 30" E, along and upon the West line of the E/2SW/4 of said Section 10 for a distance of 2,048.94 feet to the Northwest Corner of E/2SW/4 of said Section 10; thence S 88° 43' 10" E, along and upon the North line of E/2SW/4 of said Section 10, for a distance of 1,355.23 feet to the place of beginning, containing 73.32 acres, more or less.

Tract No. 9A

Part of the North Half of the Southwest Quarter and Part of the South Half of the Northwest Quarter of Section 9, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana, and described as follows:

Beginning at a point in the center of the McFadden Creek on the North line of the Northeast Quarter of the Southwest Quarter of Section 9, Township 7 South, Range 13 West, said point lies S 89° 45' 13" W, a distance of 1228.51 feet from the Northeast Corner of said quarter quarter section; thence S 77° 3' E, along the centerline of McFadden Creek 183.34 feet; thence S 46° 56' E, along the centerline of McFadden Creek 91.81 feet; thence S 80° 11' E, along the center of said creek, 119.74 feet; thence S 1° 28' 30" W, along and upon the line between the John C. Black, et al (Tract No. 7A-Southwind Maritime Centre's 10.86 Acres) and Claude Kemper (Tract 9-A Southwind Maritime Centre's 10.73 Acres) for as distance of 462.69 feet to the bank of the Ohio River; thence N 74° 00' W, along said bank of the Ohio River, 260 feet; thence N 64° 40' W, along the bank of said river, 340.70 feet; thence N 71° 00' W, along the bank of said river, 342.00 feet; thence N 87° 44' W, along the bank of said river for a distance of 221 feet to a point on the East line of Sawmill Street of Mount Vernon, Indiana, if extended; thence N 2° 26' 30" E, along and upon the East line of Sawmill Street, if extended, for a distance of 356.80 feet to a point in the center of McFadden Creek (said point being in the South Half of the Northwest Quarter of Section 9, Township 7 South, Range 13 West); thence N 80° 50' E, along the center of said Creek, 143.31 feet; thence S 77° 30' E, along the center of said creek, 607.66 feet to the place of beginning, containing 10.727 acres, more or less.

Tract No. 10

The East Half of the Northeast Quarter of Section Four (4), Township Seven (7) South, Range Thirteen (13) West; and the East Half of the Southwest Quarter of Section Four (4), Township Seven (7) South, Range Thirteen (13) West, excepting all that part thereof which lies South of the Mount Vernon, and Evansville Road, said exception containing about 1.09 acres; and a part of the east half of the Southeast Quarter of Section four (4), Township seven (7) South, Range Thirteen (13) West, and described as follows, to-wit: Beginning at the Northwest corner of said east half of said Southeast Quarter, thence East ten (10) chains; thence South thirteen (13) chains and thirty-five (35) links; thence west three and one--half (3/2 chains; thence south twenty-two and one half (22/2 degrees west seven and ninety hundredths (7.90) chains; thence south nine and seventy hundredths (9.70) chains to the center of the Mount Vernon and Evansville Road; thence south seventy-two (72) degrees west 3.60 hundredths chains to the center north and south line line through said southeast quarter section; thence north thirty one and thirty hundredths (31.30) chains to the place of beginning.

Also, beginning at the northwest corner of the east half of the northwest quarter of section nine (9), township seven (7) south, range thirteen (13) West; thence south along the Ridenour Road three and twenty-five hundredths (3 .25/100) chains to the Mount Vernon and Evansville Road; thence north seventy two (72/2 and one half degrees east along the Mount Vernon and Evansville Road 10.85 chains to the North line of the said east half of said Northwest Quarter of Section Nine (9); thence West along the North line of said Section Nine (9), 10.35 chains to the place of beginning.

Also, the west half of the southeast quarter of section four (4), township seven (7) south, range Thirteen (13) West, except that part thereof which lies south of the Mount Vernon and Evansville Road containing in said exception about 11.05 of an acre. All of said tracts containing two hundred and fifty (250) acres, excepting therefrom the right of way of the Louisville and Nashville Railroad Company,

Also, a strip of land thirty three (33) feet wide situated in the East part of the Southeast Quarter of Section Four (4), Township Seven (7) South, Range Thirteen (13) West, and described as follows:

Beginning at a point six hundred and sixty (660) feet Northwardly of a stone monument in the North line of the Fourth Street Road, thence in a Northeasterly direction on the North and parallel with the State Highway in a straight line five hundred and twenty eight (528) feet, thence a one (1) degree curve for three hundred and eighty eight (388) feet, thence a straight line for three hundred and eleven (311) feet thence a twenty (20) degree curve for one hundred and fifty nine (159) feet, thence a straight line for forty five feet, to a point eighty-three (83) feet south of the center line of the Louisville and Nashville Railroad and containing one and eighty hundredths (1.08) acres, more or less.

Also, a tract of land described as follows: Beginning at a point opposite and North of the West end of the Evansville and Ohio Valley Railway bridge which point is on the North line of the tract of land above described and consists of a strip of land eighty three and one half (83/2 feet wide running parallel to said North line from the said point of beginning to the West line of the above described tract of land and located in the West Half of the Southeast Quarter of Section Four (4), Township Seven (7) South) Range Thirteen (13) West, and contains one and sixty-eight hundredths (1-68/100) acres) more or less.

EXCEPT, Beginning at a point, which point is 550 feet east and 446 feet north of the southwest corner of the southeast quarter of section 4, township 7 South, Range 13 West, which point is also the intersection of the North line of Fourth Street of the City of Mt. Vernon, Indiana, extended east and the east line of the right of way of the concrete road known as Indiana State Highway No. 62 at a stake two (2) inches square, running thence north sixty eight (68) degrees east along the North line of said Fourth Street extended 300 feet to a stake, thence north twenty (20) degrees west being at right angles with the said North line of Fourth Street 119/2 feet or thereby to the east line of the right-of-way of said highway No. 62, thence south forty-six (46) degrees west 324 feet and two (2) inches or thereby to the point of beginning, containing 42/100 (.42) acre, more or less.

ALSO EXCEPT, a strip of land 33 feet wide lying 16/2 feet on each side of the following described center line passing through the land formerly owned by J. D. Welbom and now owned by Grover Keck and Frank Keck situated in the East Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; Beginning at a point in a tract of land formerly owned by J. D. Welborn and now owned by Grover Keck and Prank Keck in the West line 676/2 feet Northwardly of a stone monument in the North line of Fourth Street Road; thence in a Northeasterly direction in a straight line for 45 feet to a point in the East line of Section 4, 66/2 feet south of the center line of the Louisville and Nashville Railroad and containing 1.08 acres.

ALSO EXCEPT, the following described tract of land: Beginning at a point opposite and North of the West end of the Evansville and Mt. Vernon Electric Railway Bridge which point is on the North line of the right of way of said railroad and consists of a strip of land 83/2 feet wide running parallel with the said North line from the said point of beginning to the East line of the Bertha F. Harlem tract, the same being in the East Half of the Southeast Quarter of Section 4, Township 7 South) Range 13 West, and containing 1.65 acres, more or less.

ALSO EXCEPT, Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, and described as follows:

Beginning at a point, said point being 456.43 feet North and 824.95 feet East of the Southwest corner of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; thence N 17° 17' W, 42.28 feet to the Southeast corner of Southern Indiana Gas and Electric Company .42 (42/1 00) acre as deeded from Bertha F. Harlem to Southern Indiana Gas and Electric Company in deed record 52, page 312; thence N 17° 17' W, along and upon the East line of said Southern Indiana Gas and Electric Company tract, 119.50 feet to the Northeast corner of said Southern Indiana Gas and Electric Company tract; thence North 49° 27' 30" E, along and upon the South right-of-way line of Indiana State Highway No. 62, 1,086.91 feet to an iron axle; thence S 0° 43' 30" W along and upon the West line of Grover and Franck Keck 55 acre tract, 603.79 feet to an iron pipe in the Old Evansville-Mount Vernon J. Highway; thence S 71° 32' 30" W along the Old Evansville-Mount Vernon Highway, 247.50 feet to an iron pipe, said pipe, also being the Northeast corner of Isaac Rosenbaum's 11.05 acre tract, as recorded on pages 498-502 Deed

Record 57; thence S 71°32' 30" W, along and upon the North line of said Rosenbaum's 11.05 acre tract, 565.42 feet to the place of beginning, containing 7.18 acres, more or less.

Tract No. 13

The Northeast fractional section Sixteen (16), Township Seven (7) South, Range Thirteen (13) West, containing Nine (9) acres, more or less.

Tract No. 14

Being part of the Northeast Quarter of the Southwest Quarter of Section 9, Township 7 South, Range 13 West, lying in Black Township, Posey County, Indiana and described as follows:

Beginning at the Northeast Corner of the Northeast Quarter of the Southwest Quarter of Section 9, Township 7 South, Range 13 West; thence S 1° 28' 30" W along the East line of said quarter quarter section for a distance of 475.74 feet to a point in the center of McFadden Creek; thence N 80° 13' 30" W, along the center of McFadden Creek, 66.85 feet; thence N 440 20' 3_0" W, along the center of said creek 567.55 feet; thence N 81° 39' 30" W, along the center of said creek, 194.71 feet; thence S 54° 18' 30" W, along the center of said creek, 182.19 feet; thence N 80° 11' W, along the center of said creek, for a distance of 168.62 feet thence N 46° 56' W, along the center of said creek, 91.81 feet; thence N 77° 30' W, along the center of said creek, 183.34 feet to a point on the North line of the Northeast Quarter of the Southwest Quarter of said Section 9; thence N 89° 45' 13" E, along the North line of said quarter quarter section for a distance of 1,227.51 feet to the place of beginning, containing 4.25 acres, more or less.

Tract No. 15

The Northeast corner of the Northeast quarter of the Northwest Quarter of Section 15, Township 7 South, Range 13 West, more specifically described as follows to-wit:

Beginning at the northeast corner of the said quarter quarter section, thence west on the north line of said quarter quarter section 9.70 chains to the center of Casselberry Creek, thence Sontheastwardly along center of said creek to the east line of said quarter quarter section, thence North 5.25 chains to the point of beginning, containing 2.55 acres, more or less.

Also the Southeast corner of the Southeast quarter of the Southwest quarter of Section 10, Township 7 South, Range 13 West, more specifically described as follows, to-wit;

Beginning at the Southeast corner of said quarter quarter section; thence West along the south line of said quarter quarter section 9.70 chains to the center of Casselberry Creek, thence North 4.72 chains to the center of the Public Highway known as the Bluff Road, thence S 67 degrees 30' E along the center of said road a distance of 10.63 chains, thence South 0.15 chains to the point of beginning, containing 2.36 acres, more or less.

EXCEPT, Part of the Southeast Quarter of the Southwest Quarter of section 10, Township 7 South, Range 13 West, bound and described as follows

Beginning at a point, which point is located by measuring from the Southeast Corner of the Southeast Quarter of the Southwest Quarter of Section 10, Township 7 South, Range 13 West with a bearing of S 89° 47' 30" W along and upon the South line of said quarter quarter section a distance of 641.99 feet to a point; thence N 0° 00' 30" W, 68.94 feet to the aforementioned place of beginning; thence continuing N 0° 00° 30" W, 236.89 feet to a point in the center of the Bluff Road; thence S 65° 03' E along the center of the Bluff Road 100 feet to a point; thence S 24° 57' W, 214.86 feet to the place of beginning containing .58 (58/100) of an acre, more or less.

Tract No. 16

Part of the Southeast Quarter of the Southwest Quarter of Section 10, Township 7 South, Range 13 West, bound and described as follows:

Beginning at a point, which point is located by measuring from the Southeast Corner of the Southeast Quarter of the Southwest Quarter of Section 10, Township 7 South, Range 13 West with a bearing of S 89° 47' 30" W along and upon the South line of said quarter quarter section a distance of 641.99 feet to a point; thence N 0° 00° 30" W, 68.94 feet to the aforementioned place of beginning; thence continuing N 0° 00° 30" W, 236.89 feet to a point in the center of the Bluff Road; thence S 65° 03' E along the center of the Bluff Road 100 feet to a point; thence S 24° 57' W, 214.86 feet to the place of beginning, containing .58 (58/100) of an acre, more or less.

Tract No. 17

Part of the North middle part of the Southwest Quarter of the Southwest Quartet of Section 10, Township 7 South, Range 13 West, described as follows, to-wit: Beginning at a point in the center of a public highway known as the Bluff Road, said point of beginning being located as follows: Begin at the northwest corner of the southwest quarter of said Section 10, thence south along the west line of said southwest quarter 20.25 chains to the center of said Bluff Road, thence South 70 degrees and 30 minutes East 5.90/2 chains along the center line of said Bluff Road to the point of beginning; thence from said point of beginning South 11 degrees and 15 minutes west 2.00 chains; thence south 70 degrees and 30 minutes east 5.00 chains; thence North 12 degrees and 45 minutes east 2.00 chains to the center of said Bluff Road; thence north 71 degrees and 15 minutes west 5.00 chains along the center line of said Bluff Road to the point of beginning, containing One (1) acre, more or less.

Also, part of the north middle part of the southwest quarter of the southwest quarter of Section 10, Township 7 South, Range 13 West, described as follows, to-wit: Beginning at a point in the center of a public highway known as the Bluff Road, said point being the Northeast corner of a one acre tract conveyed by John Haas, et al., to Henry Marx, recorded in Deed Record No. 49, on pages 201 and 202, said point of beginning located as follows: Begin at the Northwest corner of the Southwest quarter of said Section 10, thence south along the west line of said southwest quarter 20.25 chains to the center of said Bluff Road, thence South 70 degrees and 30 minutes east 10.90/2 chains along the center line of said Bluff Road to the point of beginning; thence from said point of beginning south 11 degrees and 15 minutes west 2.00 chains; thence south 64 degrees and 30 minutes east 3.79 chains; thence north 12 degrees and 45 minutes east 1.28 chains to the center of said Bluff Road; thence north 54 degrees and 15 minutes west 4.05 chains along the center line of said Bluff Road to the point of beginning, containing .62 (62/100) of one acre, more or less.

Tract No. 18

A part of the West Half of Section Nine (9), Township Seven (7) South, Range Thirteen (13) West, described as follows, to-wit: Beginning on the Bank of the Ohio River where the West line of said section Nine (9) intersects the same; thence North along said South line to the Southwest corner of Sanders Enlargement to the City of Mt. Vernon; thence East along said South line to the Southeast corner of said Enlargement; thence continuing in an Easterly direction along and upon the South line of Lots sold by Isaac Wolf et al to Tina Schenk, George E. Collins and Charles Adams to the West line of Saw Mill Street; thence South along said West line of Saw Mill Street and a continuation thereof to the Corporation line of said City; thence East to the continuation South of the East line of Saw Mill Street; thence South to the Ohio River; thence West down the meanders of said river to the place or Beginning, containing Twelve (12) acres, more or less.

Tract No. 19

Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, and described as follows:

Beginning at a point, said point being 456.43 feet North and 824.95 feet East of the Southwest Corner of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; thence N 17° 17' W, 42.28 feet to the Southeast Corner of Southern Indiana Gas and Electric Company .42 (42/100) acre as deeded from Bertha F. Harlem to Southern Indiana Gas and Electric Company in Deed Record 52, page 312; thence N 17° 17' W, along and upon the East line of said Southern Indiana Gas and Electric Company tract, 119.50 feet to the Northeast corner of said Southern Indiana Gas and Electric Company tract; thence North 49° 27' 30" E, along and upon the South right-of-way line of Indiana State Highway No. 62, 1,086.91 feet to an iron axle; thence S 0° 43' 30" W, along and upon the West line of Grover and Franck Keck 55 acre tract, 603.79 feet to an iron pipe in the Old Evansville-Mount Vernon Highway, 247.50 feet to an iron pipe, said pipe, also being the Northeast Corner of Isaac Rosenbaum's 11.05 acre tract, as recorded on pages 498-502, Deed Record 57; thence S 71° 32′ 30″ W, along and upon the North line of said Rosenbaum's 11.05 acre tract, 565.42 feet to the place of beginning, containing 7.18 acres, more or less.

EXCEPT, Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, and described as follows: Beginning at a point, said point being 456.43 feet North and 824.95 feet East of the Southwest Corner of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; thence N 17° 17' W, 42.28 feet to the Southeast corner of Southern Indiana Gas and Electric Company .42 (42/100) acre as deeded from Bertha F. Harlem to Southern Indiana Gas and Electric Company in Deed Record 52, page 312 (the foregoing portion of this description is quoted from Deed Record 66, page 164) which point of beginning is on the northwestern boundary of a county road; (1) thence North 20 degrees 11 minutes 36 seconds West (this and all subsequent bearings in this description being based on the same system) 13.81 feet along the southwestern line of the owners' land; (2) thence North 71 degrees 52 minutes 30 seconds East 246.50 feet; (3) thence North 63 degrees 09 minutes 27 seconds East 151.75 feet; (4) thence North 71 degrees 52 minutes 30 seconds East 437.66 feet to the east line of the owners' land; (5) thence south 1 degree 33 minutes 39 seconds East 47.92 feet along the east line of the owners' land to the northwestern boundary of said county road; (6) thence Southwesterly 820.05 feet along the Northwestern boundary of said county road to the point of beginning and containing 0.616 acres, more or less.

ALSO EXCEPT, Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, and described as follows: Beginning at a point said point being 456.43 feet North and 824.95 feet East of the Southwest corner of the Southeast Quarter of Section 4, Township 7 South, Range 13 West; thence N 17° 17' W, 42.28 feet to the Southeast Corner of Southern Indiana Gas and Electric Company .42 (42/100) acre as deeded from Bertha F. Harlem to Southern Indiana Gas and Electric Company in Deed Record 52, page 312; thence N 17° 17' W, along and upon the east line of said Southern Indiana Gas and Electric Company tract, 119.50 feet to the Northeast Corner of said Southern Indiana Gas and Electric Company tract; (the foregoing portion of this description is quoted from Deed Record 66, page 164), which point of beginning is on the southeastern boundary of State Road 62; (1) thence North 48 degrees 43 minutes 30 seconds East

(this and all subsequent bearings in this description being based on the same system) 81.86 feet along the southeastern boundary of State Road 62; (2) thence South 29 degrees 53 minutes 06 seconds West 99.60 feet to the southwestern line of the owners' land; (3) thence North 20 degrees 11 minutes 36 seconds West 34.47 feet along said southwestern line to the point of beginning and containing 0.030 acres, more or less.

Tract No. 20

Part of the Southeast Quarter of Section 4, Township 7 South, Range 13 West, in Black Township, Posey County, Indiana, and more particularly described a s follows:

Commencing at the Northeast corner of the Southeast quarter of Section 4, Township 7 South, Range 13 West, and running South 55 degrees 47 minutes 43 seconds West a distance of 817.20 feet to the point of intersection of the southerly right of way line of the Louisville and Nashville Railroad (formerly the St. Louis and Southeastern Railway) and the West line of the East half of the East Half of the Southeast Quarter of said Section 4; thence South zero degrees one minute West along said West line a distance of 284.13 feet to a point on the former northwesterly right of way line of the Evansville and Mt. Vernon Electric Railway; thence running along said right  of way line south 49 degrees 12 minutes West a distance of 154.58 feet; thence North 88 degrees 37 minutes 30 seconds West a distance of 113.98 feet; thence South 23 degrees 52 minutes 30 seconds West a distance 191.55 feet to the point  of beginning; thence South 33 degrees 44 minutes East a distance of 111.95 feet to a point on the northwesterly right of way line of the county highway (formerly State Road 62); thence along said highway right of way South 49 degrees 12 minutes West a distance of 220.99 feet; thence North 23 degrees 52 minutes 30 seconds East a distance of 259.72 feet to the place of beginning, containing 0.282 acre.